Exhibit 10.1

LENDER JOINDER AGREEMENT

This LENDER JOINDER AGREEMENT (this “Joinder”) is made as of November     , 2015, by each of the undersigned (each, an “Additional Lender”), in favor of EXCO Resources, Inc., a Texas corporation, as Borrower (“Borrower”), certain subsidiaries of Borrower, as Guarantors (“Guarantors”), and Wilmington Trust National Association, as Administrative Agent (in such capacity, “Administrative Agent”). The effective date for this Joinder (the “Effective Date”) shall be the date specified on Schedule I attached hereto.

Reference is made to that certain Term Loan Credit Agreement dated as of October 19, 2015, by and among Borrower, Guarantors, Administrative Agent, Wilmington Trust National Association, as Collateral Trustee (the “Collateral Trustee”), and the lenders party thereto from time to time (as the same may be modified, amended, or restated from time to time, the “Credit Agreement”). Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Pursuant to Section 2.18 of the Credit Agreement, Borrower has notified Administrative Agent that it has obtained the commitment of the undersigned Additional Lenders to provide an Increase in the Loans on the Effective Date. In accordance with Section 2.18, each of the Additional Lenders hereby agrees as follows:

1. Each Additional Lender agrees to become a Lender and to be bound by the terms of the Credit Agreement as a Lender, with the Commitments set forth on Schedule I attached hereto.

2. Each Additional Lender: (a) represents and warrants that (i) it has full power and authority, and has taken all necessary action, to execute and deliver this Joinder and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets the requirements to be a Lender under the Credit Agreement, (iii) confirms that it has received a copy of the Credit Agreement and the other Loan Documents (except for copies of Assignment and Assumption agreements which are available to the Additional Lender upon request), and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder, and (iv) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Joinder; (b) agrees that it will, independently and without reliance upon Administrative Agent or any other Secured Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Loan Document; (c) appoints and authorizes Administrative Agent and Collateral Trustee, as applicable, to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent and/or the Collateral Agent, as applicable, by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender; and (e) has provided to Administrative Agent prior to the date hereof the documents required under Section 2.12(d) of the Credit Agreement (including but not limited to completed and signed copies of any forms that may be required by the United States Internal Revenue Service (together with any additional supporting documentation required pursuant to applicable Treasury Department regulations or such other evidence satisfactory to Borrower and Administrative Agent) in order to certify such Additional Lender’s exemption from United States withholding taxes with respect to any payments or distributions made or to be made to such Additional Lender in respect of the Loans or under the Credit Agreement if such Additional Lender is organized under the laws of a jurisdiction outside the United States).

3. Each Additional Lender confirms that is will not sell, assign, transfer or otherwise dispose of its interest in the Credit Agreement and the Loan Documents except in accordance with the terms of the Loan Documents, which requires entering into an Assignment and Assumption, substantially in the form attached as Exhibit A to the Credit Agreement.

Borrower hereby notifies each Additional Lender that the Loans were issued with Original Issue Discount under Section 1272, 1273 and 1275 of the Internal Revenue Code of 1986, as amended. Each Additional Lender may contact Mark Fesmire, Director of Tax Accounting of the Borrower, at (214) 368-2084, who will provide such Additional Lender with any required information regarding the Original Issue Discount.

In accordance with Section 2.18(c) of the Credit Agreement, as of the Effective Date the Additional Portions of the Loans representing the Increase shall constitute Loans under, and all be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall benefit equally and ratably from any guarantees and the security interests created by the Loan Documents; provided, however, that interest shall begin to accrue on the Additional Portions of the Loans on the Effective Date. In addition, as of the Effective Date, each Additional Lender shall be a party to the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder. This Joinder shall be governed by, and construed in accordance with, the laws of the State of New York. This Joinder may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of to this Joinder by telecopier or email (with a PDF copy attached) shall be effective as delivery of a manually executed counterpart of this Joinder.

Remainder of Page Intentionally Left Blank

Signature Page(s) Follow.

IN WITNESS WHEREOF, each Additional Lender has caused this Joinder to be executed by its officers thereunto duly authorized as of the date specified thereon.

ADDITIONAL LENDERS:

By:
Name:
Title:

Signature Page to

Lender Joinder Agreement

ACCEPTED AND APPROVED:
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Administrative Agent

By:
Name:
Title:

Signature Page to

Lender Joinder Agreement

CONSENTED TO AS OF THE DATE FIRST WRITTEN ABOVE:

BORROWER:

EXCO RESOURCES, INC.

By:
Name:
Title:

Signature Page to

Lender Joinder Agreement

SCHEDULE I

to

JOINDER

ADDITIONAL LENDERS

	Lender	Commitment	Applicable Percentage
1.
2.
3.
4.
5.

TOTAL

Total Commitments after giving effect to this Joinder:

Effective Date: November     , 2015

Contact and Notice Information:

Schedule I